UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2023

Tapestry, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-16153	52-2242751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

    10 Hudson Yards, New York, New York 10001
(Address of Principal Executive Offices, and Zip Code)

        (212) 946-8400
Registrant’s Telephone Number, Including Area Code

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 2, 2023, the Company held its Annual Meeting. Stockholders were asked to vote with respect to four proposals. A total of 203,350,107 votes were cast as follows:

Proposal Number 1 – Election of Directors: Each of the candidates listed received the number of votes set forth next to his/her respective name. In addition, there were 24,373,960 broker non-votes for each candidate with respect to this proposal.

Name	Votes For	Votes Against	Votes Abstaining
John P. Bilbrey	158,285,619	20,404,364	286,164
Darrell Cavens	173,076,001	5,613,705	286,441
Joanne Crevoiserat	174,654,187	4,039,250	282,710
Johanna (Hanneke) Faber	174,150,070	4,544,366	281,711
Anne Gates	171,402,759	6,790,982	782,406
Thomas Greco	173,206,093	5,492,965	277,089
Alan Lau	174,677,420	4,019,714	279,013
Pamela Lifford	173,458,617	5,233,481	284,049
Annabelle Yu Long	173,018,530	5,680,046	277,571

Proposal Number 2 – Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year ending June 29, 2024:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
193,242,411	9,758,139	349,557	0

Proposal Number 3 – Approval, on a non-binding advisory basis, of the Company’s executive compensation as discussed and described in the Proxy Statement for the 2023 Annual Meeting:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
168,148,746	10,593,876	233,525	24,373,960

Proposal Number 4 - Approval, on a non-binding advisory basis, of the frequency of the advisory vote on the Company’s executive compensation as disclosed in the Proxy Statement for the 2023 Annual Meeting:

1 YEAR	2 YEARS	3 YEARS	Votes Abstaining	Broker Non-votes
174,600,728	130,336	4,054,804	190,279	24,373,960

After considering these results, and consistent with its own recommendation, the Board of Directors has determined to continue to provide the Company’s stockholders with an annual advisory vote to approve the Company’s executive compensation until the next vote on the frequency of such advisory votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 3, 2023

Tapestry, Inc.

By:	/s/ David E. Howard
David E. Howard
General Counsel & Secretary